UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2014

CenturyLink, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Qwest Corporation

(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of principal executive offices of each Registrant)	(Zip Code of each Registrant)

(318) 388-9000

(Telephone number, including area code, of each Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of either registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 29, 2014, Qwest Corporation (“QC”), an indirect wholly-owned subsidiary of CenturyLink, Inc. (“CenturyLink”), completed its previously-announced public sale of $500 million aggregate principal amount of its unsecured 6.875% Notes due 2054 (the “Notes”).

The public offering price of the Notes was 100% of the principal amount. After deducting underwriting discounts and QC’s estimated expenses, QC expects to receive net proceeds from the sale of the Notes of approximately $483 million. QC intends to use the net proceeds, together with available cash or additional borrowings from CenturyLink or one of its affiliates, to retire at maturity on October 1, 2014 all $600 million aggregate principal amount of QC’s outstanding 7.5% notes, including the payment of accrued and unpaid interest thereon of approximately $23 million.

The Notes were sold pursuant to an underwriting agreement, dated September 22, 2014 (the “Underwriting Agreement”), among QC and the underwriters named therein (the “Underwriters”) and a related price determination agreement, dated September 22, 2014, among the same parties (the “Price Determination Agreement”). Pursuant to the Underwriting Agreement, QC agreed to sell the Notes to the Underwriters, and the Underwriters agreed to purchase the Notes for resale to the public. The Underwriting Agreement grants the Underwriters an option exercisable through October 22, 2014, to purchase up to an additional $75 million aggregate principal amount of Notes solely to cover any over-allotments. The Underwriting Agreement includes customary representations, warranties and covenants by QC. It also provides for customary indemnification by each of QC and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The Notes have been registered under the Securities Act of 1933, as amended, pursuant to an automatic shelf registration statement on Form S-3 (Registration No. 333-179888-01), filed by CenturyLink and QC with the Securities and Exchange Commission (the “SEC”) on March 2, 2012, as supplemented by a prospectus supplement dated September 22, 2014 (together, the “Registration Statement”).

The Notes were issued pursuant to an indenture dated as of October 15, 1999 between QC and Bank of New York Trust Company, National Association (as successor in interest to Bank One Trust Company, N.A. and J.P. Morgan Trust Company, National Association), as amended and supplemented through the date hereof, including by the Thirteenth Supplemental Indenture between QC and U.S. Bank National Association, as trustee, dated as of September 29, 2014 (the “Supplemental Indenture”). The specific terms of the Notes, including QC’s right to redeem the Notes under certain circumstances, are set forth in the Supplemental Indenture.

The Notes are expected to be listed for trading on the New York Stock Exchange on or about September 30, 2014.

The above descriptions are qualified in their entirety by reference to the Underwriting Agreement, the Price Determination Agreement, the form of Supplemental Indenture, the form of the Notes, and each of the other documents filed as exhibits hereto, all of which are incorporated by reference into this current report on Form 8-K and the Registration Statement.

In reviewing the agreements included as exhibits to this report, please note that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about QC or the other parties to the agreements. Certain of the agreements contain representations and warranties by one or more of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•	should not in any instance be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	may have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about QC may be found elsewhere in the Registration Statement and QC’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Forward Looking Statements

This report includes certain forward-looking statements, estimates and projections that are based on current expectations only, and are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of CenturyLink and QC. Actual events and results may differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to changes in QC’s cash requirements or financial position; unanticipated delays in listing the Notes for trading; changes in the terms or availability of CenturyLink’s credit facility; changes in general market, economic, tax, regulatory or industry conditions; and other risks referenced from time to time in CenturyLink’s or QC’s filings with the Securities and Exchange Commission. You should be aware that new factors may emerge from time to time and it is not possible for CenturyLink or QC to identify all such factors, nor can CenturyLink or QC predict the impact of each such factor on its plans, or the extent to which any one or more factors may cause actual results to differ from those reflected in any of their forward-looking statements. You are further cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Neither CenturyLink nor QC undertakes any obligation to update any of its forward-looking statements for any reason.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CenturyLink, Inc. and Qwest Corporation have duly caused this current report to be signed on their behalf by the undersigned officer hereunto duly authorized.

CenturyLink, Inc.

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President,
General Counsel and Secretary

Qwest Corporation

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President,
General Counsel and Secretary

Dated: September 29, 2014

Exhibit Index

Exhibit No.	Description

1.1*	Underwriting Agreement, dated September 22, 2014, between Qwest Corporation and the underwriters named therein.

1.2*	Price Determination Agreement, dated September 22, 2014, between Qwest Corporation and the underwriters named therein.

4.1	Indenture, dated October 15, 1999, between Qwest Corporation (formerly named U.S. WEST Communications, Inc.) and Bank of New York Trust Company, National Association (successor-in-interest to Bank One Trust Company, N.A. and J.P. Morgan Trust Company, National Association), as Trustee (incorporated by reference to Exhibit 4(b) to Qwest Corporation’s Annual Report on Form 10-K for the year ended December 31, 1999, File No. 001-03040), as amended and supplemented by the First Supplemental Indenture, dated August 19, 2004, between Qwest Corporation and U.S. Bank National Association (incorporated by reference to Exhibit 4.22 to Qwest Communications International Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, File No. 001-15577).

4.2	Form of Thirteenth Supplemental Indenture, dated as of September 29, 2014, between Qwest Corporation and U.S. Bank National Association (incorporated by reference to Exhibit 4.14 to Qwest Corporation’s Form 8-A filed September 26, 2014, File No. 001-03040).

4.3	Form of Qwest Corporation 6.875% Notes due 2054 (included in Exhibit 4.2).

5.1*	Opinion of Arthur J. Saltarelli, Senior Associate General Counsel of CenturyLink, Inc.

23.1	Consent of Arthur J. Saltarelli (included in Exhibit 5.1).

*	Filed herewith.